UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant of Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under § 240.14a-12

SPRINT NEXTEL CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

The following was made available on the Sprint employee website:

Sprint-SoftBank transaction on-track

03/18/2013

You're right; it's been a while since we've published anything about the proposed SoftBank transaction. That's because many employees are shareholders of the company and the Securities and Exchange Commission requires that all shareholders-employees and others - receive the same information at the same time. Given the stage we're in with the approval process, we just haven't had much to share. Here's a brief update:

On Feb. 4, Starburst II, a subsidiary of SoftBank, filed a registration statement on Form S-4 that discusses the proposed merger. It contains a detailed question and answer section that summarizes the terms and structure of the transaction as well as expectations for Sprint going forward.
Additionally, federal antitrust agencies and several state commissions have completed reviews of the transaction. We expect the remaining government agencies to do so later this year.

A small core team of leaders from both companies are sharing information on a limited basis and discussing how we can make the most out of the investment, assuming the transaction closes later this year. We have established a Project Management Office (PMO) to help facilitate the discussions between Sprint and SoftBank.

For most of us, it's business as usual. And that's no small feat. As CEO Dan Hesse mentioned at our Quarterly Employee Meeting, we all must remain focused on our customers and our top priorities. Some proposed benefits we expect of the transaction with SoftBank - and Clearwire and US Cellular for that matter - are to support the development of our network and improve the customer experience. Although there are questions that can't be answered right now, many were addressed in October.

Check out the Employee FAQ for answers to questions you may be asking, such as:

•	What does this transaction mean for my job? Will there be layoffs?

•	Will Dan Hesse still be the Sprint CEO? Where will Sprint headquarters be located?

•	How should we proceed with customers, vendors and other business partners?

•	What should I tell my friends and neighbors when asked about this?
All of the information that's currently available can be found on the SoftBank microsite. As we get more, we'll keep you informed.

Cautionary Statement Regarding Forward Looking Statements
This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature.

This document contains forward-looking statements relating to the proposed financing of the proposed transaction between Sprint Nextel Corporation (“Sprint”) and SoftBank Corp. (“SoftBank”) and its group companies, including Starburst II, Inc. (“Starburst II”) pursuant to a merger agreement and the proposed acquisition by Sprint of Clearwire Communications LLC (“Clearwire”). All statements, other than historical facts, including statements regarding the expected terms of the proposed financing, and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) there may be a material adverse change of SoftBank; (2) the proposed financing may involve unexpected costs, liabilities or delays or may not be completed on terms acceptable to SoftBank, if at all; and (3) other risk factors as detailed from time to time in Sprint's, Starburst II's and Clearwire's reports filed with the Securities and Exchange Commission (“SEC”), including Sprint's and Clearwire's Annual Reports on Form 10-K for the year ended December 31, 2012, and the risk factors set forth in the proxy statement/prospectus contained in Starburst II's Registration Statement on Form S-4, which are available on the SEC's web site (www.sec.gov). There can be no assurance that the transactions will be completed, or if completed, that such transactions will close within the anticipated time period or that the expected benefits of such transactions will be realized.

All forward-looking statements contained in this document and the documents referenced herein are made only as of the date of the document in which they are contained, and none of Sprint, SoftBank or Starburst II undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It
In connection with the proposed strategic combination, Starburst II has filed with the SEC a Registration Statement on Form S-4 which includes a proxy statement of Sprint, and that also constitutes a prospectus of Starburst II. Sprint will mail the proxy statement/prospectus to its stockholders. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The proxy statement/prospectus, as well as other filings containing information about Sprint, SoftBank and Starburst II, is available, free of charge, from the SEC's web site (www.sec.gov). Sprint's SEC filings in connection with the transaction also may be obtained, free of charge, from Sprint's web site (www.sprint.com) under the tab “About Us - Investors” and then under the heading “Documents and Filings - SEC Filings,” or by directing a request to Sprint, 6200 Sprint Parkway, Overland Park, Kansas 66251, Attention: Shareholder Relations or (913) 794-1091. Starburst II's SEC filings in connection with the transaction also may be obtained, free of charge, by directing a request to SoftBank, 1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo 105-7303, Japan; telephone: +81.3.6889.2290; e-mail: ir@softbank.co.jp.

Participants in the Merger Solicitation
The respective directors, executive officers and employees of Sprint, SoftBank, Starburst II and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Sprint's directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2012. Other information regarding the interests of such individuals as well as information regarding Starburst II's directors and executive officers and prospective directors and executive officers is available in the proxy statement/prospectus. These documents can be obtained free of charge from the sources indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.